SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2006

CAPITAL ONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13300	54-1719854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

Not Applicable

(Former Name or Former Address,

If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 9, 2006, Capital One Financial Corporation (“Capital One”) and North Fork Bancorporation, Inc. (“North Fork”) issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference, announcing that the Board of Governors of the Federal Reserve System has approved the proposed merger of Capital One and North Fork. The press release also contains information relating to the election deadline and anticipated closing date of the merger.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Joint Press Release issued by Capital One Financial Corporation and North Fork Bancorporation, Inc., dated November 9, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: November 9, 2006	/s/ John G. Finneran, Jr.
	Name:	John G. Finneran, Jr.
	Title:	General Counsel and Corporate Secretary

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Joint Press Release issued by Capital One Financial Corporation and North Fork Bancorporation, Inc., dated November 9, 2006

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